Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

March 31, 2022

A.	Financial Highlights
	Condensed Consolidated Balance Sheets	1
	Consolidated Statements of Operations	2
	Quarterly Summary - Most Recent 5 Quarters	3
	Non-GAAP Financial Measures
	Reconciliation from Net Income Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders and Non-GAAP Operating Income Available to Common Stockholders, Excluding Notable Items	5
	Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders	6
	Quarterly Summary - Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders and Non-GAAP Operating Income Available to Common Stockholders, Excluding Notable Items	7
	Quarterly Summary - Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders	8
	Capitalization/Book Value per Common Share	9
	Spread Results	10

B.	Product Summary
	Summary of Cost of Money for Deferred Annuities	10
	Annuity Account Balance Rollforward	10
	Notional Values Subject to Recurring Fees Under Reinsurance Agreements	11
	Annuity Deposits by Product Type	11
	Surrender Charge Protection and Account Values by Product Type	12
	Annuity Liability Characteristics	12

C.	Investment Summary
	Summary of Invested Assets	15
	Credit Quality of Fixed Maturity Securities	15
	Watch List Securities	15
	Fixed Maturity Securities by Sector	16
	Mortgage Loans on Real Estate	17

D.	Shareholder Information	19

E.	Research Analyst Coverage	20

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2022
Unaudited (Dollars in thousands)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31, 2022	December 31, 2021
Assets
Investments:
Fixed maturity securities, available for sale, at fair value	$49,662,120	$51,305,943
Mortgage loans on real estate	5,734,872	5,687,998
Real estate investments	510,188	337,939
Derivative instruments	642,413	1,277,480
Other investments	1,999,113	1,767,144
Total investments	58,548,706	60,376,504

Cash and cash equivalents	1,933,899	4,508,982
Coinsurance deposits	8,713,069	8,850,608
Accrued investment income	483,902	445,097
Deferred policy acquisition costs	2,840,938	2,222,769
Deferred sales inducements	1,957,518	1,546,073
Income taxes recoverable	166,067	166,586
Other assets	255,245	232,490
Total assets	$74,899,344	$78,349,109

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$63,730,995	$65,477,778
Other policy funds and contract claims	425,308	226,844
Notes payable	496,425	496,250
Subordinated debentures	78,502	78,421
Deferred income taxes	219,013	541,972
Funds withheld for reinsurance liabilities	3,003,062	3,124,740
Other liabilities	1,773,869	2,079,977
Total liabilities	69,727,174	72,025,982

Stockholders' equity:
Preferred stock, Series A	16	16
Preferred stock, Series B	12	12
Common stock	95,020	92,514
Additional paid-in capital	1,689,606	1,614,374
Accumulated other comprehensive income	63,706	1,848,789
Retained earnings	3,322,726	2,767,422
Total stockholders' equity attributable to American Equity Investment Life Holding Company	5,171,086	6,323,127
Noncontrolling interests	1,084	—
Total stockholders' equity	5,172,170	6,323,127
Total liabilities and stockholders' equity	$74,899,344	$78,349,109

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2022
Unaudited (Dollars in thousands, except per share data)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended March 31,
	2022	2021
Revenues:
Premiums and other considerations	$10,078	$13,213
Annuity product charges	52,355	60,082
Net investment income	567,423	497,190
Change in fair value of derivatives	(477,519)	396,305
Net realized losses on investments	(13,127)	(4,583)
Other revenue	8,589	—
Total revenues	147,799	962,207

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	12,638	16,424
Interest sensitive and index product benefits	372,662	476,595
Amortization of deferred sales inducements	143,545	122,975
Change in fair value of embedded derivatives	(1,393,649)	(282,413)
Interest expense on notes payable	6,425	6,393
Interest expense on subordinated debentures	1,317	1,326
Amortization of deferred policy acquisition costs	225,426	203,823
Other operating costs and expenses	58,120	55,865
Total benefits and expenses	(573,516)	600,988
Income before income taxes	721,315	361,219
Income tax expense	155,092	78,535
Net income	566,223	282,684
Less: Net income available to noncontrolling interests	—	—
Net income available to American Equity Investment Life Holding Company stockholders	566,223	282,684
Less: Preferred stock dividends	10,919	10,919
Net income available to American Equity Investment Life Holding Company common stockholders	$555,304	$271,765

Earnings per common share	$5.73	$2.84
Earnings per common share - assuming dilution	$5.67	$2.82

Weighted average common shares outstanding (in thousands):
Earnings per common share	96,866	95,735
Earnings per common share - assuming dilution	97,953	96,216

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2022
Unaudited (Dollars in thousands, except per share data)

Quarterly Summary - Most Recent 5 Quarters

	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021
Revenues:
Traditional life insurance premiums	$675	$677	$697	$708	$706
Life contingent immediate annuity considerations	9,403	13,876	15,144	13,887	12,507
Surrender charges	15,541	13,638	16,481	18,057	19,481
Lifetime income benefit rider fees	36,814	46,672	41,999	45,702	40,601
Net investment income	567,423	514,599	526,366	499,320	497,190
Change in fair value of derivatives	(477,519)	522,251	(70,701)	500,880	396,305
Net realized gains (losses) on investments	(13,127)	(10,478)	4,933	(3,114)	(4,583)
Other revenue (a)	8,589	8,026	7,644	—	—
Total revenues	147,799	1,109,261	542,563	1,075,440	962,207

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	765	624	798	502	1,049
Life contingent immediate annuity benefits and change in future policy benefits	11,873	16,351	17,958	15,326	15,375
Interest sensitive and index product benefits (b)	372,662	574,816	817,014	812,981	476,595
Amortization of deferred sales inducements (c)	143,545	59,409	(17,172)	(12,520)	122,975
Change in fair value of embedded derivatives (d)	(1,393,649)	186,802	(536,404)	273,713	(282,413)
Interest expense on notes payable	6,425	6,259	6,535	6,394	6,393
Interest expense on subordinated debentures	1,317	1,330	1,342	1,326	1,326
Amortization of deferred policy acquisition costs (c)	225,426	82,999	(1,588)	(16,906)	203,823
Other operating costs and expenses	58,120	66,279	56,518	65,050	55,865
Total benefits and expenses	(573,516)	994,869	345,001	1,145,866	600,988
Income (loss) before income taxes	721,315	114,392	197,562	(70,426)	361,219
Income tax expense (benefit)	155,092	21,255	44,697	(15,732)	78,535
Net income (loss) (b)(c)(d)	566,223	93,137	152,865	(54,694)	282,684
Less: Net income (loss) available to noncontrolling interests	—	—	—	—	—
Net income (loss) available to American Equity Investment Life Holding Company stockholders (b)(c)(d)	566,223	93,137	152,865	(54,694)	282,684
Less: Preferred stock dividends	10,919	10,919	10,918	10,919	10,919
Net income (loss) available to American Equity Investment Life Holding Company common stockholders (b)(c)(d)	$555,304	$82,218	$141,947	$(65,613)	$271,765

Earnings (loss) per common share	$5.73	$0.89	$1.53	$(0.69)	$2.84
Earnings (loss) per common share - assuming dilution (b)(c)(d)	$5.67	$0.88	$1.53	$(0.69)	$2.82

Weighted average common shares outstanding (thousands):
Earnings (loss) per common share	96,866	92,479	92,478	94,801	95,735
Earnings (loss) per common share - assuming dilution	97,953	93,378	93,044	95,379	96,216
(a)Other revenue consists of $2.9 million in Q1 2022, $2.8 million in Q4 2021 and $2.7 million in Q3 2021 related to asset liability management fees and $5.7 million in Q1 2022, $5.3 million in Q4 2021 and $4.9 million in Q3 2021 related to amortization of the deferred gain associated with the cost of reinsurance. The deferred gain, which is recorded in Other liabilities on the Consolidated Balance Sheets, was $349.8 million and $321.7 million at March 31, 2022 and December 31, 2021, respectively. The deferred gain consists primarily of a difference between liabilities ceded and assets transferred and the present value of the ceding commissions offset by a reduction in deferred policy acquisition costs associated with the in-force business ceded.
(b)Q4 2021 includes expense from the update of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index products by $10.5 million and decreased both net income and net income available to common stockholders by $8.2 million and decreased earnings per common share - assuming dilution by $0.09 per share.
Q3 2021 includes expense from the update of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index products by $233.2 million and decreased both net income and net income available to common stockholders by $183.0 million and decreased earnings per common share - assuming dilution by $1.97 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2022
Unaudited (Dollars in thousands, except per share data)

(c)Q4 2021 includes expense from the update of assumptions which increased amortization of deferred sales inducements and deferred policy acquisition costs by $6.3 million and $6.9 million, respectively, and decreased both net income and net income available to common stockholders by $10.4 million and decreased earnings per common share - assuming dilution by $0.11 per share
Q3 2021 includes a benefit from the update of assumptions which decreased amortization of deferred sales inducements and deferred policy acquisition costs by $51.4 million and $52.6 million, respectively, and increased both net income and net income available to common stockholders by $81.7 million and increased earnings per common share - assuming dilution by $0.88 per share.
(d)Q4 2021 includes expense from the update of assumptions used in determining the embedded derivative component of our fixed index annuity policy benefit reserves. The impact increased change in fair value of embedded derivatives by $3.5 million and decreased both net income and net income available to common stockholders by $2.7 million and decreased earnings per common share - assuming dilution by $0.03 per share.
Q3 2021 includes a benefit from the update of assumptions used in determining the embedded derivative component of our fixed index annuity policy benefit reserves. The impact decreased change in fair value of embedded derivatives by $125.8 million and increased both net income and net income available to common stockholders by $98.7 million and increased earnings per common share - assuming dilution by $1.06 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2022
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
In addition to net income available to common stockholders, we have consistently utilized non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Non-GAAP operating income available to common stockholders equals net income available to common stockholders adjusted to eliminate the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, and we believe measures excluding their impact are useful in analyzing operating trends. The most significant adjustments to arrive at non-GAAP operating income available to common stockholders eliminate the impact of fair value accounting for our fixed index annuity business. These adjustments are not economic in nature but rather impact the timing of reported results. We believe the combined presentation and evaluation of non-GAAP operating income available to common stockholders together with net income available to common stockholders provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders and Non-GAAP Operating Income Available to Common Stockholders, Excluding Notable Items

	Three Months Ended March 31,
	2022	2021
Net income available to American Equity Investment Life Holding Company common stockholders	$555,304	$271,765
Adjustments to arrive at non-GAAP operating income available to common stockholders: (a)
Net realized losses on financial assets, including credit losses	10,285	3,516
Change in fair value of derivatives and embedded derivatives	(603,354)	(297,634)
Income taxes	127,661	63,794
Non-GAAP operating income available to common stockholders	89,896	41,441
Impact of notable items (b)	—	—
Non-GAAP operating income available to common stockholders, excluding notable items	$89,896	$41,441

Per common share - assuming dilution:
Net income available to American Equity Investment Life Holding Company common stockholders	$5.67	$2.82
Adjustments to arrive at non-GAAP operating income available to common stockholders:
Net realized losses on financial assets, including credit losses	0.11	0.04
Change in fair value of derivatives and embedded derivatives	(6.16)	(3.09)
Income taxes	1.30	0.66
Non-GAAP operating income available to common stockholders	0.92	0.43
Impact of notable items	—	—
Non-GAAP operating income available to common stockholders, excluding notable items	$0.92	$0.43
(a)Adjustments to net income available to common stockholders to arrive at non-GAAP operating income available to common stockholders are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) and accretion of lifetime income benefit rider (LIBR) reserves where applicable.
(b)Notable items reflect the after-tax impact to non-GAAP operating income available to common stockholders for certain items that do not reflect the company's expected ongoing operations. Notable items primarily include the impact from actuarial assumption updates. The presentation of notable items is intended to help investors better understand our results and to evaluate and forecast those results.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2022
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders

	Three Months Ended March 31,
	2022	2021
Net realized losses on financial assets, including credit losses:
Net realized losses on financial assets, including credit losses	$13,725	$4,727
Amortization of DAC and DSI and accretion of LIBR reserves	(3,440)	(1,211)
Income taxes	(2,211)	(756)
	$8,074	$2,760
Change in fair value of derivatives and embedded derivatives:
Fixed index annuities	$(644,763)	$(493,799)
Reinsurance contracts	(202,444)	—
Amortization of DAC and DSI	243,853	196,165
Income taxes	129,872	64,550
	$(473,482)	$(233,084)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2022
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters
Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders and Non-GAAP Operating Income Available to Common Stockholders, Excluding Notable Items

	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021
Net income (loss) available to American Equity Investment Life Holding Company common stockholders	$555,304	$82,218	$141,947	$(65,613)	$271,765
Adjustments to arrive at non-GAAP operating income available to common stockholders: (a)
Net realized (gains) losses on financial assets, including credit losses	10,285	7,771	(3,900)	2,912	3,516
Change in fair value of derivatives and embedded derivatives	(603,354)	(14,544)	(75,879)	200,767	(297,634)
Income taxes	127,661	383	17,285	(44,278)	63,794
Non-GAAP operating income available to common stockholders (b)(c)	89,896	75,828	79,453	93,788	41,441
Impact of notable items (d)	—	21,235	56,801	—	—
Non-GAAP operating income available to common stockholders, excluding notable items	$89,896	$97,063	$136,254	$93,788	$41,441

Per common share - assuming dilution:
Net income (loss) available to American Equity Investment Life Holding Company common stockholders	$5.67	$0.88	$1.53	$(0.69)	$2.82
Adjustments to arrive at non-GAAP operating income available to common stockholders:
Net realized (gains) losses on financial assets, including credit losses	0.11	0.08	(0.04)	0.03	0.04
Change in fair value of derivatives and embedded derivatives	(6.16)	(0.15)	(0.82)	2.10	(3.09)
Income taxes	1.30	—	0.18	(0.46)	0.66
Non-GAAP operating income available to common stockholders (b)(c)	0.92	0.81	0.85	0.98	0.43
Impact of notable items (d)	—	0.23	0.61	—	—
Non-GAAP operating income available to common stockholders, excluding notable items	$0.92	$1.04	$1.46	$0.98	$0.43
Notable Items

	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021
Notable items impacting non-GAAP operating income available to common stockholders:
Impact of actuarial assumption updates (b)(c)	$—	$21,235	$56,801	$—	$—
Total notable items (d)	$—	$21,235	$56,801	$—	$—
(a)Adjustments to net income (loss) available to common stockholders to arrive at non-GAAP operating income available to common stockholders are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) and accretion of lifetime income benefit rider (LIBR) reserves where applicable.
(b)Q4 2021 includes expense from the update of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index products by $10.5 million and decreased both non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per share - assuming dilution by $8.2 million and $0.09 per share, respectively.
Q3 2021 includes expense from the update of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index products by $233.2 million and decreased both non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per share - assuming dilution by $183.0 million and $1.97 per share, respectively.
(c)Q4 2021 includes expense from the update of assumptions which increased amortization of deferred sales inducements and deferred policy acquisition costs by $7.7 million and $8.8 million, respectively, and decreased non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution by $13.0 million and $0.14 per share, respectively.
Q3 2021 includes a benefit from the update of assumptions which decreased amortization of deferred sales inducements and deferred policy acquisition costs by $73.8 million and $87.0 million, respectively, and increased non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution by $126.2 million and $1.36 per share, respectively.
(d)Notable items reflect the after-tax impact to non-GAAP operating income available to common stockholders for certain items that do not reflect the company's expected ongoing operations. Notable items primarily include the impact from actuarial assumption updates. The presentation of notable items is intended to help investors better understand our results and to evaluate and forecast those results.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2022
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders

	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021
Net realized (gains) losses on investments	$13,127	$10,478	$(4,933)	$3,114	$4,583
Change in fair value of derivatives	546,442	(215,961)	411,330	57,555	(211,387)
Increase (decrease) in total revenues	559,569	(205,483)	406,397	60,669	(206,804)

Amortization of deferred sales inducements	(90,361)	(4,506)	(17,682)	52,074	(69,788)
Change in fair value of embedded derivatives	1,393,649	(186,802)	536,404	(273,713)	282,413
Interest sensitive and index product benefits (a)	143	971	(944)	227	(145)
Amortization of deferred policy acquisition costs	(150,793)	(8,373)	(31,602)	78,402	(125,166)
Increase (decrease) in total benefits and expenses	1,152,638	(198,710)	486,176	(143,010)	87,314
Increase (decrease) in income (loss) before income taxes	(593,069)	(6,773)	(79,779)	203,679	(294,118)
Increase (decrease) in income tax expense (benefit)	(127,661)	(383)	(17,285)	44,278	(63,794)
Increase (decrease) in net income (loss) available to common stockholders	$(465,408)	$(6,390)	$(62,494)	$159,401	$(230,324)
(a)Interest sensitive and index product benefits adjustment reflects the change in the allowance for credit losses on our reinsurance recoverable/coinsurance deposits. The change in this allowance is reflected in the net realized (gains) losses of financial assets, including credit losses line in the other Non-GAAP financial measures tables in this financial supplement.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2022
Unaudited (Dollars in thousands, except share and per share data)

Capitalization/Book Value per Common Share

	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021
Capitalization:
Notes payable	$500,000	$500,000	$500,000	$500,000	$500,000
Subordinated debentures payable to subsidiary trusts	78,502	78,421	78,342	78,264	78,187
Total debt	578,502	578,421	578,342	578,264	578,187
Total stockholders’ equity attributable to American Equity Investment Life Holding Company	5,171,086	6,323,127	6,375,208	6,295,735	5,928,760
Total capitalization	5,749,588	6,901,548	6,953,550	6,873,999	6,506,947
Accumulated other comprehensive income (AOCI)	(63,706)	(1,848,789)	(1,956,974)	(2,023,911)	(1,505,260)
Total capitalization excluding AOCI (a)	$5,685,882	$5,052,759	$4,996,576	$4,850,088	$5,001,687

Total stockholders’ equity attributable to American Equity Investment Life Holding Company	$5,171,086	$6,323,127	$6,375,208	$6,295,735	$5,928,760
Equity available to preferred stockholders (b)	(700,000)	(700,000)	(700,000)	(700,000)	(700,000)
Total common stockholders' equity (c)	4,471,086	5,623,127	5,675,208	5,595,735	5,228,760
Accumulated other comprehensive income	(63,706)	(1,848,789)	(1,956,974)	(2,023,911)	(1,505,260)
Total common stockholders’ equity excluding AOCI (c)	4,407,380	3,774,338	3,718,234	3,571,824	3,723,500
Net impact of fair value accounting for derivatives and embedded derivatives	(750,229)	(274,981)	(265,018)	(242,423)	(399,538)
Total common stockholders’ equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives (c)	$3,657,151	$3,499,357	$3,453,216	$3,329,401	$3,323,962

Common shares outstanding	95,019,904	92,513,517	92,513,517	92,553,825	95,482,733

Book Value per Common Share: (d)
Book value per common share	$47.05	$60.78	$61.34	$60.46	$54.76
Book value per common share excluding AOCI (c)	$46.38	$40.80	$40.19	$38.59	$39.00
Book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives (c)	$38.49	$37.83	$37.33	$35.97	$34.81

Debt-to-Capital Ratios: (e)
Senior debt / Total capitalization	8.8%	9.9%	10.0%	10.3%	10.0%
Total debt / Total capitalization	10.2%	11.4%	11.6%	11.9%	11.6%
(a)Total capitalization excluding AOCI, a non-GAAP financial measure, is based on stockholders' equity excluding the effect of AOCI.
(b)Equity available to preferred stockholders is equal to the redemption value of outstanding preferred stock plus share dividends declared but not yet issued.
(c)Total common stockholders' equity, total common stockholders' equity excluding AOCI and total common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives, non-GAAP financial measures, exclude equity available to preferred stockholders. Total common stockholders’ equity and book value per common share excluding AOCI, non-GAAP financial measures, are based on common stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale securities, we believe these non-GAAP financial measures provide useful supplemental information. Total common stockholders' equity and book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives, non-GAAP financial measures, are based on common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives. Since the net impact of fair value accounting for our derivatives and embedded derivatives fluctuates from quarter to quarter and the most significant impacts relate to fair value accounting for our fixed index annuity business and are not economic in nature but rather impact the timing of reported results, we believe these non-GAAP financial measures provide useful supplemental information.
(d)Book value per common share including and excluding AOCI and book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives are calculated as total common stockholders’ equity, total common stockholders’ equity excluding AOCI and total common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives divided by the total number of shares of common stock outstanding.
(e)Debt-to-capital ratios are computed using total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2022
Unaudited (Dollars in thousands)

Spread Results

	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021
Average yield on invested assets	4.15%	3.80%	3.91%	3.51%	3.58%
Aggregate cost of money	1.64%	1.51%	1.51%	1.56%	1.58%
Aggregate investment spread	2.51%	2.29%	2.40%	1.95%	2.00%

Impact of:
Investment yield - additional prepayment income	0.03%	0.12%	0.12%	0.10%	0.11%
Cost of money effect of over hedging	0.03%	0.14%	0.08%	0.04%	0.02%

Weighted average investments	$54,728,239	$54,407,554	$53,781,352	$56,991,393	$55,712,648
Ending investments	54,838,509	54,617,968	54,197,140	57,144,563	56,838,224
Weighted average investments include fixed maturity securities at amortized cost and mortgage loans on real estate and other investments at carrying values as reflected in the consolidated balance sheets. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021
Included in interest sensitive and index product benefits:
Index credits	$224,385	$442,568	$475,292	$714,291	$345,737
Interest credited	61,334	63,974	62,804	62,637	56,477
Included in change in fair value of derivatives:
Proceeds received at option expiration	(228,092)	(459,982)	(489,902)	(720,474)	(349,119)
Pro rata amortization of option cost	160,097	153,399	150,262	162,124	164,230
Cost of money for deferred annuities	$217,724	$199,959	$198,456	$218,578	$217,325

Weighted average liability balance outstanding	$53,155,293	$53,064,893	$52,644,622	$56,221,809	$54,935,106
Annuity Account Balance Rollforward

	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021
Account balances at beginning of period	$53,191,277	$52,938,493	$56,630,138	$55,813,480	$54,056,725
Reserves ceded - in-force	—	—	(4,279,394)	—	—
Account balance at beginning of period, net of reinsurance ceded	53,191,277	52,938,493	52,350,744	55,813,480	54,056,725
Net deposits	674,925	815,890	1,090,461	1,161,125	2,417,729
Premium bonuses	23,142	23,476	22,021	24,813	24,850
Fixed interest credited and index credits	285,719	506,542	538,096	776,928	402,214
Surrender charges	(15,541)	(13,638)	(16,481)	(18,057)	(19,481)
Lifetime income benefit rider fees	(36,814)	(46,672)	(41,999)	(45,702)	(40,601)
Surrenders, withdrawals, deaths, etc.	(1,003,417)	(1,032,814)	(1,004,349)	(1,082,449)	(1,027,956)
Account balances at end of period	$53,119,291	$53,191,277	$52,938,493	$56,630,138	$55,813,480

Lifetime income benefit rider reserves, excluding unrealized gain/loss adjustment	$2,396,587	$2,311,842	$2,245,040	$2,007,394	$1,973,223

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2022
Unaudited (Dollars in thousands, except per share data)

Notional Values Subject to Recurring Fees Under Reinsurance Agreements

	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021
Cash surrender value of business ceded at beginning of period subject to recurring fees	$4,083,301	$3,900,540	$3,736,355	$—	$—
Cash surrender value of business ceded during the period subject to recurring fees	180,832	182,761	164,185	—	—
Cash surrender value of business ceded at end of period subject to recurring fees (a)	$4,264,133	$4,083,301	$3,900,540	$—	$—

Asset liability management fee	0.30%	0.30%	0.30%	—	—
Weighted average ceding commission fee	0.60%	0.57%	0.53%	—	—
(a)The business ceded to Brookfield Asset Management Re receives an annual ceding commission equal to 49 basis points for business written before July 1, 2021 and 140 basis points for business written after July 1, 2021 and an annual asset liability management fee of 30 basis points calculated based on initial cash surrender value of liabilities ceded. These annual fees are fixed and contractually guaranteed for six years with the additional and final seventh year payment being contingent on certain performance obligations for both parties.
Annuity Deposits by Product Type

	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021
American Equity Life:
Fixed index annuities	$755,980	$806,238	$727,641	$702,605	$516,995
Annual reset fixed rate annuities	1,062	848	1,462	1,656	2,167
Multi-year fixed rate annuities	2,345	6,640	14,196	47,674	787,192
Single premium immediate annuities	13,453	14,145	16,282	15,430	13,959
	772,840	827,871	759,581	767,365	1,320,313
Eagle Life:
Fixed index annuities	126,754	176,101	187,611	184,520	148,836
Annual reset fixed rate annuities	7	13	—	175	162
Multi-year fixed rate annuities	2,340	40,901	362,769	228,197	965,425
	129,101	217,015	550,380	412,892	1,114,423
Consolidated:
Fixed index annuities	882,734	982,339	915,252	887,125	665,831
Annual reset fixed rate annuities	1,069	861	1,462	1,831	2,329
Multi-year fixed rate annuities	4,685	47,541	376,965	275,871	1,752,617
Single premium immediate annuities	13,453	14,145	16,282	15,430	13,959
Total before coinsurance ceded	901,941	1,044,886	1,309,961	1,180,257	2,434,736
Coinsurance ceded	213,563	214,851	203,218	3,702	3,048
Net after coinsurance ceded	$688,378	$830,035	$1,106,743	$1,176,555	$2,431,688

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2022
Unaudited (Dollars in thousands, except per share data)

Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of Coinsurance) Account Values at March 31, 2022:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%
Fixed Index Annuities	12.7	5.3	8.5%	$47,494,210	89.4%
Annual Reset Fixed Rate Annuities	8.3	2.1	4.0%	1,409,386	2.7%
Multi-Year Fixed Rate Annuities	4.0	2.4	7.8%	4,215,695	7.9%
Total	11.9	4.9	8.3%	$53,119,291	100.0%

Annuity Liability Characteristics

Surrender Charge Percentages:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No surrender charge	$904,807	$3,793,760
0.0% < 2.0%	81,888	1,741,500
2.0% < 3.0%	86,447	4,418,855
3.0% < 4.0%	37,899	1,483,101
4.0% < 5.0%	74,176	2,859,833
5.0% < 6.0%	27,129	3,104,980
6.0% < 7.0%	60,357	3,091,097
7.0% < 8.0%	82,752	2,759,497
8.0% < 9.0%	3,196,014	3,250,221
9.0% < 10.0%	747,561	3,928,587
10.0% or greater	326,051	17,062,779
	$5,625,081	$47,494,210

Surrender Charge Expiration By Year:	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
Out of Surrender Charge	$4,698,567	0.00%
2022	1,190,690	2.27%
2023	4,667,934	4.01%
2024	6,198,310	5.23%
2025	5,873,022	5.39%
2026	6,269,005	7.48%
2027	4,316,718	9.00%
2028	3,965,932	10.08%
2029	4,113,376	11.41%
2030	2,898,757	13.76%
2031	4,102,549	14.42%
2032	2,329,390	15.99%
2033	1,113,436	17.86%
2034	706,422	18.34%
2035	363,293	18.85%
2036	166,313	19.33%
2037	114,931	19.86%
2038	30,646	20.00%
	$53,119,291	8.29%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2022
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Credited Rate vs. Ultimate Minimum Guaranteed Rate Differential:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No differential	$1,008,599	$1,073,212
› 0.00% - 0.25%	30,398	118,095
› 0.25% - 0.50%	219,512	6,027
› 0.50% - 1.00%	5,543	840
› 1.00% - 1.50%	8,757	—
1.00% ultimate guarantee - 2.13% wtd avg interest rate (a)	4,109,496	939,179
1.50% ultimate guarantee - 1.07% wtd avg interest rate (a)	129,832	2,772,760
1.75% ultimate guarantee - 1.80% wtd avg interest rate (a)	47,858	291,362
2.00% ultimate guarantee - 1.82% wtd avg interest rate (a)	65,086	—
2.25% ultimate guarantee - 1.63% wtd avg interest rate (a)	—	570,385
3.00% ultimate guarantee - 1.93% wtd avg interest rate (a)	—	1,165,302
Allocated to index strategies (see tables that follow)	—	40,557,048
	$5,625,081	$47,494,210
(a)The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy ranges from 0.5% - 1.75%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of March 31, 2022 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.13%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2022
Unaudited (Dollars in thousands)

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap
At minimum	$1,193	$88,844	$4,675,540	$53,449	$121,861
1.75% - 3%	7,534,121	—	—	—	—
3% - 4%	333,079	1,937	—	—	—
4% - 5%	1,959,618	242,837	799,675	—	—
5% - 6%	559,827	158,232	27,415	—	—
6% - 7%	5,621	—	741	—	—
>= 7%	4,874	7,683	602	4,577	—

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	20% - 25%	35%	50% +
Current Participation Rate
At minimum	$165,042	$540,296	$77,121	$86,488
< 20%	1,689,278	—	—	—
20% - 40%	3,438,717	305,640	6,157	—
40% - 60%	525,233	14,070	36,125	—
60% - 100%	1,175,042	—	—	—
> 100%	1,304,921	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1.0%
Current Cap
At minimum	$1,766,197
1.10% - 1.30%	5,858,354
1.40% - 1.60%	1,794,830
1.70% - 2.00%	362,320
>= 2.10%	22,670

Volatility Control Index
Current Asset Fee
At Maximum	$—
0.75% - 1.75%	375,722
2.00% - 2.75%	171,912
3.00% - 3.50%	935,264
3.75% - 5.25%	3,137,914
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums, the cost of options would decrease by 0.85% based upon prices of options for the week ended April 1, 2022.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2022
Unaudited (Dollars in thousands)

Summary of Invested Assets

	March 31, 2022		December 31, 2021
	Carrying Amount	Percent	Carrying Amount	Percent
Fixed maturity securities:
United States Government full faith and credit	$38,666	0.1%	$37,793	0.1%
United States Government sponsored agencies	174,845	0.3%	1,040,953	1.7%
United States municipalities, states and territories	3,812,510	6.5%	3,927,201	6.5%
Foreign government obligations	405,166	0.7%	402,545	0.7%
Corporate securities	33,873,527	57.8%	34,660,234	57.4%
Residential mortgage backed securities	1,210,559	2.1%	1,125,049	1.9%
Commercial mortgage backed securities	4,769,867	8.1%	4,840,311	8.0%
Other asset backed securities	5,376,980	9.2%	5,271,857	8.7%
Total fixed maturity securities	49,662,120	84.8%	51,305,943	85.0%
Mortgage loans on real estate	5,734,872	9.8%	5,687,998	9.4%
Real estate investments	510,188	0.9%	337,939	0.6%
Derivative instruments	642,413	1.1%	1,277,480	2.1%
Other investments	1,999,113	3.4%	1,767,144	2.9%
	$58,548,706	100.0%	$60,376,504	100.0%
Credit Quality of Fixed Maturity Securities - March 31, 2022

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
1	$28,064,072	56.5%	Aaa/Aa/A	$27,771,213	55.9%
2	20,701,013	41.7%	Baa	20,986,780	42.3%
3	748,881	1.6%	Ba	711,175	1.4%
4	122,867	0.2%	B	104,496	0.2%
5	3,259	—%	Caa	32,177	0.1%
6	22,028	—%	Ca and lower	56,279	0.1%
	$49,662,120	100.0%		$49,662,120	100.0%
Watch List Securities - March 31, 2022

General Description (a)	Amortized Cost	Allowance for Credit Losses	Amortized Cost, Net of Allowance	Net Unrealized Gains (Losses), Net of Allowance	Fair Value
Corporate securities - Public securities	$726	$—	$726	$(600)	$126
Corporate securities - Private placement securities	10,646	(3,825)	6,821	(966)	5,855
Residential mortgage backed securities	29,030	(743)	28,287	(1,424)	26,863
Commercial mortgage backed securities	143,502	—	143,502	(875)	142,627
Other asset backed securities	3,259	—	3,259	—	3,259
United States municipalities, states and territories	19,062	(2,009)	17,053	—	17,053
	$206,225	$(6,577)	$199,648	$(3,865)	$195,783
(a)The watch list consists of all fixed maturity securities we have determined contain elevated credit risk, including those we have taken credit losses on.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2022
Unaudited (Dollars in thousands)

Fixed Maturity Securities by Sector

	March 31, 2022		December 31, 2021
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Available for sale:
United States Government full faith and credit and sponsored agencies	$197,898	$213,511	$1,046,029	$1,078,746
United States municipalities, states and territories	3,694,146	3,812,510	3,495,563	3,927,201
Foreign government obligations	415,227	405,166	380,646	402,545
Corporate securities:
Capital goods	2,354,168	2,438,541	2,357,470	2,694,887
Consumer discretionary	7,199,325	7,298,694	6,396,009	7,210,975
Energy	2,032,392	2,085,993	2,120,185	2,365,991
Financials	9,234,613	9,165,561	8,043,912	8,761,157
Government non-guaranteed	469,263	498,041	471,015	541,233
Industrials	517,605	496,684	465,334	514,635
Information technology	2,022,554	2,033,129	1,885,278	2,083,179
Materials	1,716,224	1,762,769	1,702,910	1,906,150
Other	311,909	335,867	350,641	401,207
Telecommunications	1,949,788	1,948,644	1,750,183	1,937,493
Transportation	1,390,430	1,413,466	1,344,629	1,486,405
Utilities	4,351,747	4,396,138	4,197,063	4,756,922
Residential mortgage backed securities:
Government agency	597,165	608,468	455,136	500,698
Prime	526,423	516,675	537,559	544,084
Alt-A	61,013	74,922	59,129	75,361
Sub prime	10,835	10,494	4,954	4,906
Commercial mortgage backed securities:
Government agency	377,940	386,655	380,339	415,026
Non-agency	4,496,040	4,383,212	4,328,539	4,425,285
Other asset backed securities:
Auto	204,742	202,466	218,106	222,364
Energy	48,186	47,972	7,091	8,353
Financials	3,259	3,259	4,441	4,887
Industrials	32,618	32,529	33,381	34,357
Collateralized loan obligations	3,901,120	3,807,277	3,861,962	3,817,352
Military housing	462,165	505,298	464,321	531,689
Other	786,120	778,179	637,358	652,855
	$49,364,915	$49,662,120	$46,999,183	$51,305,943

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2022
Unaudited (Dollars in thousands)

Mortgage Loans on Real Estate

	March 31, 2022		December 31, 2021
	Principal	Percent	Principal	Percent
Geographic distribution: commercial mortgage loans
East	$596,667	16.5%	$614,406	16.9%
Middle Atlantic	296,015	8.2%	293,494	8.1%
Mountain	459,562	12.7%	452,818	12.5%
New England	59,996	1.7%	60,172	1.6%
Pacific	884,983	24.5%	863,879	23.8%
South Atlantic	758,905	21.0%	785,679	21.6%
West North Central	225,801	6.3%	235,864	6.5%
West South Central	328,943	9.1%	326,819	9.0%
	$3,610,872	100.0%	$3,633,131	100.0%

Property type distribution: commercial mortgage loans
Office	$353,011	9.8%	$315,374	8.7%
Medical Office	10,688	0.3%	10,827	0.3%
Retail	997,613	27.6%	1,016,101	28.0%
Industrial/Warehouse	900,747	24.9%	924,779	25.4%
Apartment	850,404	23.6%	864,580	23.8%
Hotel	285,010	7.9%	283,500	7.8%
Mixed Use/Other	213,399	5.9%	217,970	6.0%
	$3,610,872	100.0%	$3,633,131	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2022
Unaudited (Dollars in thousands)

	March 31, 2022
	Commercial	Agricultural	Residential	Total
Credit exposure - by payment activity
Performing	$3,610,872	$464,431	$1,657,534	$5,732,837
In workout	—	—	—	—
Delinquent	—	—	12,363	12,363
Principal outstanding	3,610,872	464,431	1,669,897	5,745,200

Unamortized discounts and premiums, net	—	—	23,726	23,726
Deferred fees and costs, net	(4,873)	(1,344)	1,432	(4,785)
Amortized cost	3,605,999	463,087	1,695,055	5,764,141

Valuation allowance	(24,587)	(558)	(4,124)	(29,269)
Carrying value	$3,581,412	$462,529	$1,690,931	$5,734,872

	December 31, 2021
	Commercial	Agricultural	Residential	Total
Credit exposure - by payment activity
Performing	$3,633,131	$408,135	$1,645,905	$5,687,171
In workout	—	—	—	—
Delinquent	—	—	7,005	7,005
Principal outstanding	3,633,131	408,135	1,652,910	5,694,176

Unamortized discounts and premiums, net	—	—	22,143	22,143
Deferred fees and costs, net	(4,629)	(1,136)	1,468	(4,297)
Amortized cost	3,628,502	406,999	1,676,521	5,712,022

Valuation allowance	(17,926)	(519)	(5,579)	(24,024)
Carrying value	$3,610,576	$406,480	$1,670,942	$5,687,998

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2022

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
Steven Schwartz, Vice President-Investor Relations
(515) 273-3763, sschwartz@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2022
First Quarter	$44.49	$35.05	$39.91	$0.00

2021
First Quarter	$32.54	$26.21	$31.53	$0.00
Second Quarter	$33.68	$29.18	$32.32	$0.00
Third Quarter	$33.79	$27.12	$29.57	$0.00
Fourth Quarter	$39.88	$29.46	$38.92	$0.34

2020
First Quarter	$34.16	$9.07	$18.80	$0.00
Second Quarter	$27.09	$14.76	$24.71	$0.00
Third Quarter	$27.32	$19.06	$21.99	$0.00
Fourth Quarter	$34.25	$22.37	$27.66	$0.32
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Steven Schwartz, Vice President-Investor Relations, at (515) 273-3763 or by visiting our website at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2022

Research Analyst Coverage
Erik Bass
Autonomous Research US LP
(646) 561-6248
ebass@autonomous.com
Wilma Burdis
Credit Suisse Securities
Equity Research | Life Insurance
(919) 306-1023
wilma.burdis@credit-suisse.com
Thomas Gallagher
Evercore ISI
(212) 446-9439
thomas.gallagher@evercoreisi.com
Daniel Bergman
Jefferies
(617) 345-8688
dbergman@jefferies.com
Pablo Singzon II
JP Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com
Ryan Krueger
Keefe, Bruyette & Woods
(860) 722-5930
rkrueger@kbw.com

Nigel Dally
Morgan Stanley Research
(212) 761-4132
Nigel.Dally@morganstanley.com
John Barnidge
Piper Sandler & Co.
(312) 281-3412
John.Barnidge@psc.com
C. Gregory Peters
Raymond James & Associates, Inc.
(727) 567-1534
greg.peters@raymondjames.com
Mark A. Dwelle
RBC Capital Markets, LLC
(804) 782-4008
mark.dwelle@rbccm.com
Mark Hughes
Truist Securities
(615) 748-4422
mark.hughes@research.truist.com